CERTAIN IDENTIFIED INFOMRAITON HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (the "Agreement") is made and dated as fully executed on this _14_ day of __May__, 2025 (the "Execution Date"), as entered into by and between David Bogart (the "Consultant"), of [****] and Conexeu Sciences Inc. (the "Company"), of Suite 1500, 1055 West Georgia Street, Vancouver, B.C. V6E 4N7 (and each of the Consultant and the Company being also a "Party" or, in combination, the "Parties", as the context so requires).

WHEREAS, the Consultant has considerable experience with respect to performing management services for businesses, providing various valuable introductions to strategic alliances, and corporate development related services to both reporting and non-reporting companies, and has provided consulting services to the Company prior to the entry of this Agreement;

AND WHEREAS, effective on or about May 14, 2025 (the "Effective Date" herein), the Company is hereby desirous of formally and continuing to retain the Consultant as a consultant of the Company, and the Consultant is hereby desirous of continuing in and accepting such position, in order to provide such Services (as hereinafter further defined) to the Company;

AND WHEREAS, the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings, and agreements between them relating to the terms and conditions of the Services (defined below) and, correspondingly, that it is their intention, by the terms and conditions of this Agreement, to hereby replace, in their entirety, all such prior discussions, negotiations, understandings and agreements with respect to such services, all in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the Parties covenant and agree as follows:

1. Term and Termination.  Commencing on the Effective Date, the term of this Agreement will continue indefinitely unless and until terminated in accordance with the terms of this Agreement (the "Term").

Notwithstanding any other provision of this Agreement, this Agreement may be terminated by either Party at any time after the Effective Date and during the Term and during the continuance of this Agreement upon that Party's delivery to the other Party of prior written notice of its intention to do so (the "Notice of Termination" herein) at least 90 calendar days prior to the effective date of any such termination (the end of such ninety-day period from such Notice of Termination being the "Effective Termination Date" herein).  In any such event the Consultant's ongoing obligation to provide the Services (as hereinafter defined and determined) will continue only until the Effective Termination Date and the Company's ongoing obligation to provide and to pay to the Consultant the Consulting Fee (as hereinafter defined and determined) under section 3 hereinbelow will continue only until the Effective Termination Date.

In the event this Agreement is terminated by the Company without cause, the Company's ongoing obligation to provide the Warrants (as hereinafter defined and determined) under section 3 hereinbelow will survive the Effective Termination Date.

Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any Party hereto at any time upon written notice to the other Party of such Party's intention to do so (the "Notice of Termination for Breach" herein) at least 30 calendar days prior to the effective date of any such termination (the end of such thirty-day period from such Notice of Termination being the "Effective Termination Date for Breach" herein), and damages sought, if:

(a) the other Party fails to cure a material breach of any provision of this Agreement within 30 calendar days from its receipt of written notice from said Party (unless such material breach cannot be reasonably cured within said 30 calendar days and the other Party is actively pursuing to cure said material breach);

(b)  the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 30 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 30 calendar days and the other Party is actively pursuing to cure said willful non-compliance);

(c) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

(d)  the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 30 calendar days.

In any such event the Consultant's ongoing obligation to provide the Services (as hereinafter defined and determined) will continue only until the Effective Termination Date or Effective Termination Date for Breach, as applicable, and the Company's ongoing obligation to provide and to pay to the Consultant the Consulting Fee and Warrants under section 3 hereinbelow will continue only until the Effective Termination Date for Breach.

2.  Services.  The Company hereby engages the Consultant to act as its non-exclusive consultant to assist in the

Company's corporate development, provide general business and management services, and other services as may be reasonably required from time-to-time. Said Services shall include, but not be limited to, subject to the Company's prior approval:

(a) providing the Company with corporate management services as required and requested by the Company;

(b) providing the Company with introductions to certain entities which could form strategic alliances or partnerships with the Company and its business;

(c) assisting the Company with strategic planning; and

(d) assisting in negotiations with any potential strategic alliance or partnership whether introduced by the Consultant or otherwise.

In this regard, it is hereby acknowledged and agreed that the Consultant shall be entitled to communicate with and shall rely upon the immediate advice, direction, and instructions of the CEO of the Company, or upon the advice or instructions of such other director or officer of the Company as the CEO of the Company shall, from time to time, designate in times of the CEO's absence, in order to initiate, coordinate and implement the Services as contemplated herein subject, at all times, to the final direction and supervision of the Board of Directors of the

Company (the "Board of Directors").

Without in any manner limiting the generality of the Services to be provided as set forth hereinabove, it is hereby also acknowledged and agreed that Consultant would continue to use its reasonable commercial efforts to devote to the Company the Services on a reasonably sufficient part-time and non-exclusive consulting basis during the Term and during the continuance of this Agreement and for the performance of said Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company.  The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices, and policies of the Company and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices, and policies may be reasonably applied to the Consultant as a non-exclusive consultant and advisor of the Company.

3. Remuneration.  It is hereby acknowledged and agreed that the Consultant shall render the Services as defined hereinabove during the Term and during any continuance of this Agreement and shall thus be compensated from the Effective Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant of a consulting fee in the amount of US$10,000 per month (the "Consulting Fee"), paid on the first day of each month up to and including the last day of the Term.

In addition, the Consultant shall be issued 1,000,000 common stock purchase warrants (the "Warrants") which shall vest as to a certain amount of Warrants upon the achievement of certain milestones (each, a "Milestone Event") described below.  Each Warrant will entitle the holder thereof to acquire one share of common stock in the capital of the Company (each, a "Warrant Share") at an exercise price of $0.001 per Warrant Share for a period of 60 months from the date of issuance. The Warrants shall vest and be exercisable in accordance with the achievement of the Milestone Events as follows:

(a) 250,000 Warrants shall vest upon the Company completing and receiving the results of the three (3) month human collagen animal study in Boston, MA;

(b) 250,000 Warrants shall vest upon the Company listing its shares of common stock on The Nasdaq Stock Market, LLC, or any such other recognized stock exchange in North America;

(c) 250,000 Warrants shall vest upon the Company's listed shares of common stock trading for at least 20 consecutive trading days at a market capitalization of $80,000,000 or greater in the currency of the recognized stock exchange in North America on which the shares of common stock are listed; and

(d) 250,000 Warrants shall vest upon the Company submitting a 510(k) application to the United States Food and Drug Administration.

Furthermore, if and in the event that the Company is acquired, in whole or in part through an acquisition, merger, or sale of substantially all of its assets, during the Term of this Agreement, it is agreed and understood that all of the Warrants shall immediately vest and be exercisable as if each Milestone Event had been achieved, and the Consultant will not be requested or demanded by the Company to return any of the Warrants.

In this regard, the Consultant hereby acknowledges and agrees that the Company makes no representations as to any resale or other restriction affecting the Warrants and Warrant Shares and that it is presently contemplated that the Warrants and Warrant Shares will be issued by the Company to the Consultant in reliance upon the exemption from the registration requirements under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") provided by Rule 903 of Regulation S under the U.S. Securities Act, which will impose a trading restriction on the Warrants and Warrant Shares.  The Consultant has reviewed and duly executed the Regulation S Investment Agreement in the form attached to this Agreement as Exhibit A to ensure the Warrants are issued by the Company to the Consultant in compliance with the exemption from the registration requirements provided by Rule 903(b)(3) of Regulation S under the U.S. Securities Act.  The Consultant hereby also acknowledges and understands that neither the sale of the Warrants, nor the issuance of any Warrant Shares upon exercise of the Warrants, have been registered under the U.S. Securities Act or any state securities laws, and, furthermore, that the Warrants and Warrant Shares must be held indefinitely unless subsequently registered under the U.S. Securities Act or an exemption from such registration is available.  The Consultant also acknowledges and understands that the certificate(s) representing the Warrants and any Warrant Shares issued upon exercise of the Warrants will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner if such restriction is required by applicable securities laws:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT."; and

the Consultant hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described hereinabove.

The Consultant also understands and acknowledges that in addition to the legends set forth above, the certificates representing the Warrants will also bear a legend in substantially the following form:

"THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

It is hereby also acknowledged and agreed that the Consulting Fee and the issuance of the Warrants upon a Milestone Event shall be the Consultant's sole compensation under this Agreement.  The Consultant shall not be reimbursed by the Company for any expenses incurred in connection with this Agreement, unless otherwise agreed in writing by the Company and the Consultant.

It is hereby also acknowledged and agreed that the Consultant will be classified as a non-taxable consultant of the Company for all purposes, such that all compensation which is provided by the Company to the Consultant under this Agreement, or otherwise, will be calculated on the foregoing and gross basis. In this regard, and for all matters relating to this Agreement, the Consultant will be a non-taxable consultant of the Company under the meaning or application of all applicable federal and state unemployment, insurance and workers' compensation laws, and otherwise.

4. Additional duties and obligations of the Consultant.  At such time or times, as may be required by the Board of Directors, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant's Services and activities hereunder for the previous month as the Board of Directors may reasonably require.

The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials previously provided and to be provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's uses only, and that any such written and oral opinions, reports, advice, and information are the exclusive property of the Company.  In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion.  The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company may be made by the Consultant without the prior written consent of the Board of Directors in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Board of Directors, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any regulatory authority having jurisdiction over the affairs of the Company from time to time.

The Consultant will not, except as authorized or required by the Company in writing, reveal or divulge to any person, company or entity any information concerning the respective organization, business, finances, transactions or other affairs of the Company which may come to the Consultant's knowledge during the Term or any continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's business interests.  This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain. In addition, the Consultant will comply with all U.S. and foreign laws, whether federal, provincial or state, applicable to its respective duties and obligations hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

The Consultant warrants that the Consultant shall conduct the business and other activities in a manner which is lawful and reputable and which brings good repute to the Company, the Company's business interests and the Consultant. In particular, and in this regard, the Consultant specifically warrants to provide the Services in a sound and professional manner such that the same meets superior standards of performance quality within the standards of the industry or as set by the specifications of the Company.

The Consultant hereby acknowledges and agrees that any and all Company business interests, together with any services, products or improvements derived therefrom and any trademarks or trade names used in connection with the same (collectively, the "Property"), are wholly owned and controlled by the Company. Correspondingly, neither this Agreement, nor the operation of the business contemplated by this Agreement, confers or shall be deemed to confer upon the Consultant any interest whatsoever in and to any of the Property.  In this regard the Consultant hereby further covenants and agrees not to, during or after the Term and the continuance of this Agreement, contest the title to any of the Property interests, in any way dispute or impugn the validity of the Property interests or take any action to the detriment of the Company's interests therein.  The Consultant acknowledges that, by reason of the unique nature of the Property interests, and by reason of the Consultant's knowledge of and association with the Property interests during the Term and during the continuance of this Agreement, the aforesaid covenant, both during the Term of this Agreement and thereafter, is reasonable and commensurate for the protection of the legitimate business interests of the Company.  As a final note, the Consultant hereby further covenants and agrees to immediately notify the Company of any infringement of or challenge to the any of the Property interests as soon as the Consultant becomes aware of the infringement or challenge.

5. Additional duties and obligations of the Parties.  During the continuance of this Agreement, and for a period of 6 months following the termination of this Agreement for any reason, the Consultant shall not engage in any business or activity whatsoever which reasonably may be determined by the Board of Directors, in its sole and absolute discretion, to compete with any portion of the Company's business interests as contemplated hereby without the prior written consent of the Board of Directors.  Furthermore, each of the Parties hereby acknowledges and agrees, for a period of at least one year following the termination of this Agreement for any reason, not to initiate any contact or communication directly with either of the other Party or any of its respective subsidiaries, as the case may be, together with each of the other Party's respective directors, officers, representatives, agents or employees, without the prior written consent of the other Party hereto and, notwithstanding the generality of the foregoing, further acknowledges and agrees, even with the prior written consent of the other Party, to such contact or communication, to limit such contact or communication to discussions outside the scope of any confidential information (as hereinafter determined).  For the purposes of the foregoing the Parties hereby recognize and agree that a breach by a Party of any of the covenants herein contained would result in irreparable harm and significant damage to the other Party that would not be adequately compensated for by monetary award.  Accordingly, each of the Parties agrees that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, a Party will also be liable to the other Party hereto, as liquidated damages, for an amount equal to the amount received and earned by that Party as a result of and with respect to any such breach.  The Parties hereby acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances.  In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of their respective business interests and are reasonable and valid, and all defenses to the strict enforcement thereof by the Parties are hereby waived.

Each Party will not, except as authorized or required by its respective duties and obligations hereunder, reveal or divulge to any person, company or entity any information concerning the respective organization, business, finances, transactions or other affairs of the other Party, or of any of the other Party's respective subsidiaries, which may come to the Party's knowledge during any continuance of this Agreement, and each Party will keep in complete secrecy all confidential information entrusted to the Party and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the other Party's respective business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

Each Party will comply with all U.S. and foreign laws, whether federal, provincial or state, applicable to its respective duties and obligations hereunder and, in addition, hereby represents and warrants that any information which the Party may provide to any person or company hereunder will, to the best of the Party's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

6. Indemnification and contribution.  The Parties hereby each agree to indemnify and save harmless the other Party and including, where applicable, their respective subsidiaries and affiliates and each of their respective directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind and including, without limitation, any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.  This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.  The Parties agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity. In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties (in each such case the Party then being an "Indemnitor"), the Indemnified Party will give both Parties prompt written notice of any such action of which the Indemnified Party has knowledge and the Indemnitor will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the Indemnitor and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the Indemnitor of the Indemnitor's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the Indemnitor of substantive rights or defenses.  No admission of liability and no settlement of any action shall be made without the consent of each of the Parties and the consent of the Indemnified Party affected, such consent not to be unreasonably withheld. Notwithstanding that the Indemnitor will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless (a) such counsel has been authorized by the Indemnitor, (b) the Indemnitor has not assumed the defense of the action within a reasonable period of time after receiving notice of the action, (c) the named parties to any such action include that any Party and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party and the Indemnified Party or (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party.  If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the Indemnitor shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitor on the one hand and the Indemnified Party on the other, but also the relative fault of relevant Party and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the Indemnitor shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

7. Legal representation and costs.  The Consultant represents that it has consulted with independent legal counsel and/or tax, financial and business advisors, to the extent the Consultant deemed necessary in the preparation and execution of this Agreement.  Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement.

8. Waiver.  The waiver by either Party of a breach of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach by such other Party.

9. Notices.  Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered to the party to whom it is addressed by either (i) (a) in hand delivery; (b) by certified mail, return receipt requested, with adequate postage prepaid; or (c) by courier delivery service (including major overnight delivery companies such as FedEx or UPS) or (ii) be made via known electronic mail, with a delivery receipt.  The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or sent via electronic mail, or, if given by certified mail as aforesaid, shall be deemed conclusively to be the third business day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.  Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

10. Entire agreement, amendment and construction.  This Agreement constitutes the entire agreement to date between the Parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement and including, without limitation, any oral agreement with respect to the Services provided since the Effective Date which is hereby confirmed as superseded, in its entirety, by the terms and conditions of this Agreement.

This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

In the event that any particular provision or provisions of this Agreement shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of this Agreement, which shall continue in full force and act and be binding upon the respective Parties.  The language of this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against either Party, regardless of who drafted or was principally responsible for drafting the Agreement or the terms or conditions hereof.

11. Arbitration.  Except for matters of indemnity or in the case of urgency to prevent material harm to a substantive right or asset, the Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.  This provision shall not prejudice a Party from seeking a Court order or assistance to garnish or secure sums or to seek summary remedy for such matters as counsel may consider amenable to summary proceedings.  It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute.  On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for hereinbelow.  The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for.  If the other Party shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed in accordance with the provisions of the American Arbitration Rules, as amended (the "Arbitration Rules").  Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Rules in Nevada, USA.  The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and the chairperson shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Rules or this section.  After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.  The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

12. Time of the essence.  Time will be of the essence of this Agreement.

13. Enurement.  This Agreement will enure to the benefit of and will be binding upon the Parties and their respective heirs, executors, administrators and assigns.

14. Further assurances.  The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

15. No partnership or agency.  The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

16. Applicable law.  For all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the State of Nevada, U.S.A., and the federal laws of the United States applicable therein.

17. Counterparts.  This Agreement may be signed by the Parties in as many counterparts as may be necessary, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered by Docusign or adobesign electronic signature, facsimile transmission or by e-mail delivery of a ".pdf" format data file, shall be given the same legal force and effect as original signatures.

IN WITNESS WHEREOF the Parties have entered into this Agreement as of the Execution Date first above written.

/s/ David Bogart

David Bogart

Conexeu Sciences Inc.

By: /s/ Michael Wright

 Michael Wright, Director

Exhibit A

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

REGULATION S INVESTMENT AGREEMENT - PRIVATE PLACEMENT OF WARRANTS
UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED AND UNDER NATIONAL INSTRUMENT
45-106 OF THE CANADIAN SECURITIES ADMINISTRATORS

To: Conexeu Sciences Inc. (the "Company")

Whereas:

A. The Company has agreed to issue certain common stock purchase warrants (the "Warrants") to David Bogart (the "Investor") pursuant to a Consulting Services Agreement between the Company and the Investor, dated May 14, 2025 (the "Agreement");

B. The Investor is a resident of that country set forth in the Investor's address below; and

C. The Company is requiring the Investor to execute and deliver this Regulation S Investment Agreement in favour of the Company in order to confirm the agreements, representations and warranties of the Investor in connection with the issuance of the Warrants to the Investor pursuant to an in reliance of an exemption or safe harbor from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and pursuant to the prospectus exemption under National Instrument 45-106 - Prospectus Exemptions ("NI 45-106") of the Canadian Securities Administrators provided by the "accredited investor" exemption under Section 2.3 of NI 45-106.

Therefore,

1. The Investor represents and warrants to, and covenants with, the Company as follows, and acknowledges the Company is relying upon such representations, warranties and covenants in connection with the offer, sale and issuance of the Warrants to the Investor:

(a) the Investor has such knowledge and experience in finance, securities, investments and other business matters so as to be able to evaluate the merits and risks of an investment in the Warrants and the shares of common stock issuable upon exercise thereof (the "Warrants Shares" and together with the Warrants, the "Securities"), and to otherwise protect its interests in connection with this transaction;

(b) the Investor is aware that the Company is not subject to the reporting obligations under Section 13(a) of the United States Securities Exchange Act of 1934, as amended (the "U.S. Exchange Act"), and, as such, the Company is not required to make certain filings on the Electronic Data Gathering, Analysis and Retrieval system, an electronic filing system developed for the United States Securities and Exchange Commission;

(c) the Investor has had full opportunity to (i) ask questions of, and to receive answers from the Company concerning the Warrants and the Investor has received all information regarding the Company reasonably requested by the Investor as the Investor has considered necessary or appropriate in connection with its investment decision to acquire the Warrants, and (ii) discuss such information with the Investor's legal and financial advisers prior to execution of this Agreement;

(d) the Investor is acquiring the Warrants for the Investor's own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

(e) the Investor will not be purchasing the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(f) the Investor is not aware of, and will not itself engage in, any form of "directed selling efforts" (as such term is defined in Regulation S under the U.S. Securities Act), including any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market for the Shares in the United States;

(g) the Investor is domiciled in the country set forth in the Investor's address appearing below on the signature page hereof for all purposes, including for the purposes of applicable securities laws;

(h) the Investor was not in the United States at the time it received the offer to acquire the Warrants, at the time the Investor executed any buy order for the Warrants, and at the time it delivered any buy order with respect to the Warrants; and

(i) the Investor is not a "U.S. person" as defined in Regulation S of the U.S. Securities Act (which definition is set forth in Schedule "A" hereto for convenience of reference of the parties), and is not acquiring the Warrants for the account or benefit of a U.S. person or a person in the United States.

(j) The Investor understands, acknowledges and agrees that:

(i) the Securities have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state of the United States, and the offer and sale of the Warrants to the Investor is being made in reliance on an exemption from such registration requirements;

(ii) the Warrants may not be exercised in the United States or by or on behalf of, or for the account or benefit of, a U.S. person unless (A) the Warrants and the Warrant Shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act and the applicable securities legislation of any such state, or an exemption from such registration requirements is available, and (B) the Investor, as the holder of the Warrants, has complied with the requirements set forth in the Warrant Exercise Form attached to the certificate representing the Warrants;

(iii) upon issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Warrants and any Warrant Shares issued upon exercise of the Warrants, and all certificates issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

provided, however, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(iv) the Company is not a reporting issuer in any jurisdiction of Canada, and therefore, upon issuance thereof, the certificates representing the Warrants and any Warrant Shares issued upon exercise of the Warrants, and all certificates issued in exchange therefor or in substitution thereof, will also bear a legend in substantially the following form:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [insert distribution date], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

(iii) the certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall also bear the following legend:

"THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

(iv) the Warrants will be issued to the Investor in an "offshore transaction" within the meaning of Regulation S of the U.S. Securities Act;

(k) the Investor as the holder of the Securities must not offer, sell or otherwise transfer any of them directly or indirectly unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations,

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "blue sky" laws, or

(iv) the Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (k)(iii) and (k)(iv) immediately above, the holder of the Securities has prior to such sale furnished to the Company and the Company's registrar and transfer agent, if required, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Company's registrar and transfer agent;

(l) the Investor acknowledges that there may be material tax consequences to the Investor of an acquisition or disposition of the Warrants or any Warrant Shares, and the Company does not give any opinion or makes any representation with respect to the tax consequences to the Investor under United States federal, state or local tax laws or any non-U.S. tax law of the Investor's acquisition or disposition of such securities;

(m) the Investor is accepting the Warrants as principal and satisfies the exemption from the prospectus requirements under Section 2.3 of NI 45-106 by qualifying as an "accredited investor" as such term is defined under Section 1.1 of NI 45-106, and the Investor has completed the Representation Letter for Accredited Investors attached as Schedule "B" and Appendix "A" to Schedule "B" to this Agreement, along with Appendix "B" to Schedule "B", if applicable.

(n) The Investor acknowledges and agrees that the Company may make a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Investment Agreement; and

(o) The Investor acknowledges and agrees that this Investment Agreement shall be relied on by the Company and the Company's legal counsel to confirm that the offer, sale and issuance of the Warrants by the Company to the Investor shall be effected pursuant to and in reliance of an exemption from the registration requirements of the U.S. Securities Act and pursuant to the exemption from the prospectus requirements under Section 2.3 of NI 45-106.

2. This Investment Agreement will be governed by and construed in accordance with the laws of the State of Nevada, and the Investor hereby irrevocably attorns to the jurisdiction of the courts of the State of Nevada; and

3. Delivery of an executed copy of this Investment Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed signed copy will be deemed to be execution and delivery of this Investment Agreement as of the date set forth below.

This Investment Agreement is executed by the Investor effective as of the 14th day of May, 2025.

X /s/ David Bogart
Signature (if Investor is an individual)

X _____________________________________
Authorized signatory (if Investor is not an individual)

David Bogart
Name of Investor (please print)

_______________________________________
Name of authorized signatory (please print)

_______________________________________
Official capacity of authorized signatory (please print)

[****]
Address
[****]
City, State and Postal/ZIP Code

SCHEDULE "A"

DEFINITION OF U.S. PERSON AND UNITED STATES

A "U.S. person" is defined by Regulation S under the U.S. Securities Act to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the U.S. Securities Act] who are not natural persons, estates or trusts.

"United States" is defined by Regulation S under the U.S. Securities Act to mean the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

SCHEDULE "B"

REPRESENTATION LETTER FOR ACCREDITED INVESTORS

To: Conexeu Sciences Inc. (the "Company").

Unless defined herein, capitalized terms have the meaning as ascribed to them in the Regulation S Investment Agreement to which this Schedule "B" is attached.

In connection with the offer, sale and issuance of the Warrants of the Company to the Investor, the Investor hereby represents, warrants, covenants and certifies to the Company that:

1. The Investor is purchasing the Warrants as principal for the Investor's own account or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") to be purchasing the Warrants as principal;

2. The Investor is an "accredited investor" within the meaning of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix "A" to this Representation Letter (YOU MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX "A" TO THIS REPRESENTATION LETTER AND, IF APPLICABLE, COMPLETE EACH QUESTION THAT FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION).  If the Investor is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix "A" to this Representation Letter, please duly complete and sign two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix "B" to this Representation Letter;

3. The above representations, warranties and covenants will be true and correct both as of the execution of this Representation Letter and as of the issue date of the Warrants and the Investor acknowledges that they will survive the completion of the issuance of the Warrants; and

4. The undersigned acknowledges that the foregoing representations, warranties and covenants are made by the undersigned with the intent that they will be relied upon in determining the suitability of the Investor as a purchaser of the Warrants and that this Representation Letter is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Investor set forth herein that takes place prior to the issuance of the Warrants to the Investor.

Dated:  May 14, 2025.

David Bogart Print name of Investor

By:	/s/ David Bogart Signature

____________________________________________________
Title
____________________________________________________
(Please print name of individual whose signature appears above, if different from the name of the Investor printed above)

__________

B2

APPENDIX "A"

CERTIFICATE OF ACCREDITED INVESTOR

NOTE: YOU MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

 Accredited Investor - (as defined in National Instrument 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in National Instrument 45-106) includes:

_______	(a) except in Ontario, a Canadian financial institution, or a Schedule III bank,
_______	(a.1) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),
_______	(b) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
_______	(b.1) in Ontario, the Business Development Bank of Canada,
_______

(c) except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______

(c.1) in Ontario, a subsidiary of any person or corporation referred to in clause (a.1) or (b.1), if the person or corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(d) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
_______	(d.1) in Ontario, a person or corporation registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
Jurisdiction(s) registered: _____________________________________________ Registration number(s): _______________________________________________
_______	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
_______

(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

Name of person with whom Purchaser is or was registered:
_____________________________________________________

Jurisdiction(s) registered: _______________________________

Categories of registration: ______________________________

_______	(f) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
_______

(f.1) in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

B3

_______

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

_______	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
_______

(i) except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

_______

(i.1)  in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered: _____________________________________________ Registration number(s): _______________________________________________
__DB_____

(j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

 [If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix "B" to the Representation Letter]

_______	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
_______

(k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

 [If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix "B" to the Representation Letter]

_______

(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

 [If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix "B" to the Representation Letter]

_______	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
Type of entity: ______________________________________________________ Jurisdiction and date of formation: _____________________________________
_______

(n) an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

_______

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

B4

_______

(p) a trust corporation or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust corporation or trust corporation, as the case may be,

Jurisdiction(s) registered: _____________________________________________ Registration number(s): _______________________________________________
_______

(q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered or authorized: _________________________________ Categories of registration: _____________________________________________
_______

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber: ___________________________

Name of eligibility advisor or registered advisor: __________________________

Jurisdiction(s) registered: _____________________________________________

Categories of registration:_____________________________________________

_______

(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized: _______________________________________________ Type of entity: _______________________________________________________
_______

(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [If this is your applicable category, each owner of interest must individually complete and submit to the Company its own copy of this Certificate of Accredited Investor],

Name(s) of owners of interest: _________________________________________

Type of entity (if applicable): __________________________________________

Categories of accredited investor: ______________________________________

_______	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

Name of advisor: ____________________________________________________

Jurisdiction(s) registered: _____________________________________________

Categories of registration:

Basis of exemption: __________________________________________________

B5

_______	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,
_______	(v.1) in Ontario, a person or corporation that is recognized or designated by the Commission as an accredited investor,
Jurisdiction(s) recognized or designated: ________________________________
_______

(w) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Name(s) of settlor: ___________________________________________________

Name(s) of trustees: __________________________________________________

Categories of accredited investor: ______________________________________

Categories of beneficiaries: ____________________________________________

Dated:  May 14, 2025.

/s/ David Bogart
Signature of individual (if Investor is an individual)

Authorized signatory (if Investor is not an individual)

David Bogart
Name of Investor (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

B6

For the purposes hereof:

(a)	"Canadian financial institution" means:

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada); or

	(ii)	a bank, loan corporation, trust corporation, trust corporation, insurance corporation, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold:

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c)	"director" means:

	(i)	a member of the board of directors of a corporation or an individual who performs similar functions for a corporation; and

	(ii)	with respect to a person that is not a corporation, an individual who performs functions similar to those of a director of a corporation;

(d)	"eligibility adviser" means:

	(i)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Investor and authorized to give advice with respect to the type of security being distributed; and

	(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and

		(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	"executive officer" means, for an issuer, an individual who is:

	(i)	a chair, vice-chair or president;

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer; or

	(iv)	performing a policy-making function in respect of the issuer;

(f)	"financial assets" means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets;

B7

(g)	"financial statements" for the purposes of paragraph (m) of the "accredited investor" definition must be prepared in accordance with generally accepted accounting principles;

(h)	"founder" means, in respect of an issuer, a person who:

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(i)	"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)	"investment fund" has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(k)	"person" includes:

	(i)	an individual;

	(ii)	a corporation;

	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not; and

	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(l)	"person" in Ontario means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative;

(m)	"net assets" means all of the purchaser's total assets minus all of the purchaser's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser's personal residence. To calculate a purchaser's net assets under the "accredited investor" definition, subtract the purchaser's total liabilities from the purchaser's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security;

(n)	"related liabilities" means:

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

	(ii)	liabilities that are secured by financial assets;

(o)	"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(p)	"spouse" means an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references in this Appendix are in Canadian Dollars.

__________

B8

APPENDIX "B"

FORM 45-106F9 - FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Warrants to purchase Shares of Common Stock	Issuer: Conexeu Sciences Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $________.	DB
Liquidity risk - You may not be able to sell your investment quickly - or at all.	DB
Lack of information - You may receive little or no information about your investment.	DB
Lack of advice - You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.	DB
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
  Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.	DB

B9

Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature: /s/ David Bogart	Date: May 14, 2025.
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

           Conexeu Sciences Inc.
           c/o Suite 1500,
           1055 West Georgia Street.
           Vancouver, BC V6E 4N7

           Attention : Steve Inouye, CFO
           Email: steve@conexeu.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

The Investor must complete and sign this form. The Company must receive a copy of this form signed by the Investor. The Company is required to keep a signed copy of this form for 8 years after the distribution.

__________